CIK	0000047129

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2024 (August 26, 2024)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and

telephone number, including area code,

of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and

former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC
Hertz Global Holdings, Inc.	Warrants to purchase common stock	HTZWW	The Nasdaq Stock Market LLC
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2024, the Board of Directors of Hertz Global Holdings, Inc. (the “Company”) increased the size of the Board of Directors from 9 to 11 and elected Mr. Francis Blake and Ms. Lucy Clark Dougherty to serve as directors of the Company, effective August 27, 2024, to fill such vacancies.

Upon their appointment as non-employee members of the Board, Mr. Blake and Ms. Clark Dougherty will each receive the standard compensation paid to non-employee members of the Board under the Company’s Amended and Restated Directors' Compensation Policy dated February 15, 2023, consisting of (i) an annual grant of restricted stock units with a value of $175,000 and (ii) an annual cash retainer of $100,000, in each case subject to their continued service as a director.

Each of Mr. Blake and Ms. Clark Dougherty has entered into an indemnification agreement with the Company in the form filed with the Securities and Exchange Commission.as Exhibit 10.10 to the Annual Report on Form 10-K filed on February 23, 2022, which is incorporated by reference herein in its entirety.

There are no arrangements or understandings between Mr. Blake and any other person pursuant to which he was elected as a director. Mr. Blake has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

There are no arrangements or understandings between Ms. Clark Dougherty and any other person pursuant to which she was elected as a director. Ms. Clark Dougherty has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit
Number	Title

99.1	Press Release, dated August 27, 2024
104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ SCOTT M. HARALSON
Name:	Scott M. Haralson
Title:	Executive Vice President and Chief Financial Officer

Date: August 27, 2024

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